BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated August 3, 2018 to the Prospectuses of the Fund,

each dated November 28, 2017, as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The subsection entitled “Details About the Fund — Information about Underlying Funds and ETFs — Description of ETFs” of each Prospectus is amended to add the following underlying exchange-traded fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares 0-5 Year High Yield Corporate Bond ETF

The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Underlying Index”), which is designed to reflect the performance of U.S. dollar-denominated high yield (as determined by Markit Indices Limited (“Markit”)) corporate debt. High yield bonds are also known as “junk bonds” and are generally rated below investment-grade. The Underlying Index offers exposure to liquid high yield corporate bonds maturing between zero and five years of U.S. issuers and is rebalanced on a monthly basis. Only bonds with $350 million minimum face value per bond are included in the Underlying Index, provided they are trading at a minimum price in accordance with Markit’s liquidity screens. The Underlying Index uses a market-value weighted methodology with a cap on each issuer of 3%. As of October 31, 2017, a significant portion of the Underlying Index is represented by securities of companies in the consumer services industry. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Shareholders should retain this Supplement for future reference.

PRO-DHIP-0818SUP